Q3, 2015 Earnings Report & Business Update

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our 2015 revenue from the sale of Abstral®, our launch of Zuplenz®, the divestiture of the commercial operations including the two commercial products, the issuance and exclusivity of patents, and the progress of development of Galena’s product candidates, including patient enrollment in our clinical trials. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those identified under “Risk Factors” in Galena’s Annual Report on Form 10-K for the year ended December 31, 2014 and most recent Quarterly Reports on Form 10-Q filed with the SEC. Actual results may differ materially from those contemplated by these forward-looking statements. Galena does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this press release. 2

EARNINGS CALL PARTICIPANTS Presenters  Mark W. Schwartz, Ph.D. President & Chief Executive Officer  Bijan Nejadnik, M.D. Executive Vice President, Chief Medical Officer  Gavin Choy, PharmD Senior Vice President, Clinical Sciences and Operations  Ryan Dunlap, CPA Vice President & Chief Financial Officer Other Participants  Remy Bernarda, MBA SVP, Investor Relations & Corporate Communications  Tom Knapp, Esq Interim General Counsel 3

OVERVIEW Mark W. Schwartz, Ph.D. President & Chief Executive Officer

NOVEMBER 2012 DEVELOPMENT PIPELINE

Product	Therapeutic Area	Phase 1	Phase 2	Phase 3	BLA / NDA
NeuVax™	Node-positive HER2 IHC 1+/2+			*PRESENT*	
NeuVax™ + Herceptin®	Node-positive or node negative/triple negative HER2 IHC 1+/2+				
GALE-301	Ovarian & Endometrial				

Ongoing Planned

GALENA BIOPHARMA

*NeuVax is an investigational product. Efficacy has not been established. Herceptin is a registered trademark of Genentech.

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NOVEMBER 2015 DEVELOPMENT PIPELINE

Product	Therapeutic Area	Phase 1	Phase 2	Phase 3	BLA / NDA
Immunotherapy: Breast Cancer					
NeuVax™	Node-positive HER2 IHC 1+/2+			PRESENT	
NeuVax™ + Herceptin®	Node-positive or node negative/triple negative HER2 IHC 1+/2+				
NeuVax™ + Herceptin®	High risk, node-positive or negative, HER2 IHC 3+				
NeuVax™	Ductal Carcinoma in Situ (DCIS)		VADIS		
Immunotherapy: Gastric Cancer					
NeuVax™	Gastric, HER2 IHC 1+/2+/3+				
Immunotherapy: Gynecological Cancer					
GALE-301	Ovarian & Endometrial				
GALE-301 + GALE-302	Ovarian & Breast				
Hematology					
GALE-401 (Anagrelide CR)	MPN-related thrombocytosis				

Ongoing Planned

GALENA BIOPHARMA

*NeuVax is an investigational product. Efficacy has not been established. Herceptin is a registered trademark of Genentech.

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FINANCE Ryan Dunlap, CPA Vice President & CFO 7

CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS (in 000s)(unaudited) 8

Q3 2015 CASH ROLL-FORWARD (000s rounded) Beginning Cash, January 1, 2015 $23,700 Financing Activities $47,600 Operating Burn – Continuing Operations ($27,800) Operating Burn – Discontinued Operations ($5,000) Investing Burn – Continuing Operations ($300) Investing Burn – Discontinued Operations ($500) Debt Service ($2,900) Ending Cash, September 30, 2015 $34,800 9

INTRODUCTION Bijan Nejadnik, M.D. Executive Vice President, Chief Medical Officer 10

UNIQUELY POSITIONED


ASCO connection
November 2014
American Society of Clinical Oncology • ASCOconnection.org
ASCO
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1964-2014
From Patient to Survivor: ASCO Resources for Survivorship Continue to Grow 14
Induction chemotherapy for locally advanced head and neck cancer 19
Evolution of the Society's advocacy efforts 26
Candidates for 2015 ASCO Election announced 29

- 14.5 million cancer survivors in US (NCI Cancer Survivorship)
  - Projected to 19 million survivors in 2024
- Increase in survival due to decades of productive research, improved screening/prevention, and effective treatments
- Survival leads to patients living longer
  - 64% alive after 5 years of diagnosis
  - 41% alive after 10 years of diagnosis
  - 15% alive after 20 years or longer
- Galena peptide vaccines – NeuVax and GALE-301 and GALE-302 are uniquely positioned to maintain survivorship

GALENA BIOPHARMA

Source: [1]DeSantis CE et al. CA Cancer J Clin 2014: 64:252-271

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CLINICAL DEVELOPMENT Gavin Choy, PharmD Senior Vice President, Clinical Sciences and Operations 12

NEUVAX: BREAST CANCER PROGRAMS

Phase	Treatment	Cancer Type	Indication	Status	Protocol Defined # of Patients	Collaborations
3	Single agent *PRESENT* Study	Breast	Node Positive HER2 1+, 2+ HLA A2/A3+	Enrolled 13 countries ~140 centers	700 (enrolled 758)	TEVA, Leica, Dr. Reddy's, Kwang Dong Pharmaceutical Co., Ltd.
2b	Combination with trastuzumab	Breast	Node Positive or High Risk Node Negative HER2 1+, 2+ HLA A2/A3/A24/A26+	Enrolling U.S. only 34 centers	300	Genentech In Business For Life, Roche, hjf
2	Combination with trastuzumab	Breast	Node Positive HER2 3+ (high risk) HLA A2/A3+	Enrolling U.S. only 30 centers	100	Congressionally Directed Medical Research Programs CDMRP Department of Defense
2	Single agent *VADIS Study*	Breast	Ductal Carcinoma *in Situ* (DCIS) HER2 1+, 2+, 3+ HLA A2+	Planned 4 U.S. sites	48	National Cancer Institute, The University of Texas MD Anderson Cancer Center

GALENA BIOPHARMA

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GALE-301 & GALE-302: CURRENT CLINICAL DEVELOPMENT 14 Phase Treatment Cancer Type Target Indication Current Status # of Enrolled Patients 1/2a GALE-301 Ovarian, Endometrial HLA A2+ Ovarian Enrolled 51 1b GALE-301 & GALE-302 Ovarian, Breast HLA A2+ Ovarian Enrolled 39

GALE-301: PHASE 1/2a TRIAL 1 2 3 4 Dosing by Month + 1 booster dose every 6 months thereafter 5 6 Disease free (NED) ovarian and endometrial after SoC Rx  Node positive  HLA A2+ - Vaccine  HLA A2- Control  N = 51 Study Population GALE-301 + GM-CSF 100 mg GALE-301 + GM-CSF 500 mg GALE-301 + GM-CSF 1000 mg Phase 1 Dose Escalation GALE-301 + GM-CSF Phase 2 Optimal Dose Source: ClinicalTrials.gov Identifier: NCT01580696) 15

PHASE 1/2a TRIAL RESULTS: OPTIMAL DOSE GROUP PRELIMINARY EFFICACY 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Vaccine Control % of Subj e ct s Recurrence 24.0% 13.3% Source: Greene et al, ECC 2015 16  Phase 1: Determined optimal dose and demonstrated safety and potent immune response  Phase 2a: Preliminary data in 1000 mcg dose group: • At 12 months median follow-up:  Vaccine group: 2 clinical recurrences (13.3%) n=15  Control group: 12 recurrences (55%) n=22 • 2 year DFS estimate in 1000 mcg dose group is 85.7% vaccine vs. 33.6% control (p<0.02) • GALE-301 plus GM-CSF is well tolerated and elicits a strong in vivo immune response with primarily Grade 1 and Grade 2 toxicities

GALE-301 (E39) & GALE-302 (E39’): PHASE 1b TRIAL 1 2 3 4 Dosing by Month + 1 booster dose every 6 months x2 5 6 Disease free (NED) ovarian and breast cancer after SoC Rx  Node positive  HLA A2+ (Vaccine)  HLA A2- (Control)  Post menopausal  N = 39 Study Population GALE-301 + GM-CSF x 6 Phase 1 Primary Vaccination Series Endpoints: • Immunologic response assessed by local reaction (LR) after each vaccination • Delayed-type hypersensitivity (DTH) reaction after completion Source: ClinicalTrials.gov Identifier: NCT020196524 GALE-302+ GM-CSF x 3  GALE-301 + GM-CSF x 3 GALE-301+ GM-CSF x 3  by GALE-302 + GM-CSF x 3 17

GALE-301 & GALE 302: DELAYED-TYPE HYPERSENSITIVITY


Figure 4: Delayed-type Hypersensitivity
EE p=0.44; EE' p<0.001; E'E p=0.23
* p = 0.001
Orthogonal Mean (mm)
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45
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35
30
25
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15
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5
0
R0
RC1
RC6
Time
EE
EE'
E'E

LEGEND

EE = E39 (GALE-301) x 6 inoculations (n=12)
EE' = E39 (GALE-301) x 3 inoculations followed by E39' (GALE-302) x 3 inoculations (n=14)
E'E = E39' (GALE-302) x 3 inoculations followed by E39 (GALE-301) x 3 inoculations (n=13)

R0 = baseline (pre-vaccination)
RC1 = 1 month after completion of the PVS
RC6 = 6 months after completion of the PVS and pre-booster

GALENA BIOPHARMA

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THANK YOU Mark W. Schwartz, Ph.D. President and Chief Executive Officer 19

UPCOMING MILESTONES NeuVax™  Enroll N=700 into PRESENT trial  Complete enrollment in Phase 3 PRESENT trial • Initiate DCIS trial (1Q16) • PRESENT: reach 70 events (1Q16) • PRESENT: interim analysis (2Q16) GALE-301 GALE- 302  Report Top-Line Phase 2a clinical data  Report 1-Year Phase 2a analysis  Report GALE-301 + GALE-302 Phase 1b data GALE-401 (anagrelide CR)  Report Top-Line efficacy and safety data • Report Final Phase 2 data 20

WHY WE’RE HERE Source: E75 vaccine's final tests start in S.A. By Don Finley, January 22, 2012; Photo credit: Kin Man Hui/San Antonio Express-News/ZUMAPress “I've had several friends who've had (breast cancer) and then…it came back and they had to go through treatment again. So this would be wonderful, not to have to come back.” – First NeuVax Phase 3 patient 21